UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 10, 2006

(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: 804-697-1000

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Chesapeake Corporation (“Chesapeake”) has released information to be provided to investors and analysts at presentations first held on April 10, 2006. The presentation includes information on Chesapeake’s business, its business strategy, markets, operating competencies, financial highlights, and other business information. The slide package used by Chesapeake executives at the presentations is furnished herewith as Exhibit 99.1. The information in the presentation includes financial results through January 1, 2006, and Chesapeake does not assume any obligation to update such information in the future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1 Slide	presentation presented at investor meetings first held on April 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: April 11, 2006	BY:	/s/ Thomas G. Hayes
Controller
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Slide presentation presented at investor meetings first held on April 10, 2006.